Exhibit 10.17

Amendment Number 1 to Business Purchase Agreement

This Amendment Number 1 to Business Purchase Agreement amends the Business Purchase Agreement dated as of July 12, 2010 between Ubixo Limited and Ubixo Inc. (the “Agreement”). Words used in this Amendment with initial capital letters shall have the meanings assigned to them in the Agreement. This Amendment Number 1 shall take effect when executed by Assignee, Ubixo Inc and Assignor, Ubixo Limited.

Schedule A of the Agreement ledgers the various agreements assigned by the Assignor to the Assignee. The Assignee and the Assignor agree that this schedule will be replaced in its entirety by the Amended Schedule A attached to this Amendment Number 1.

4.1 of the Agreement states that the Consideration is valued at $93,923,588. The Assignee and the Assignor agree that this figure is inaccurate and that the Consideration is to be valued at $93,174,210.

Subsequent to the signing of the Agreement Ubixo Inc. renamed itself Geotag Inc. The Assignee and the Assignor acknowledge that the Assignee will be signing this Amendment Number 1 as Geotag Inc.

AMENDED SCHEDULE A

ASSIGNED AGREEMENTS

Idearc Settlement Agreement between Idearc and Geomas (Int’l) Ltd., Geotag Management Group, LLC and Geomas Inc., dated December 31, 2008

ICA Trust #2 Promissory Note in favor of Ubixo Limited, April 26, 2010

MKL Consulting Ltd. Promissory Note in favor of Ubixo Limited, July 1, 2010

MKL Consulting Ltd. Promissory Note in favor of Ubixo Limited, July 10, 2010

Allied Provident Insurnace Inc. Promissory Note in favor of Ubixo Limited, July 1, 2010

Zasis LLC Promissory Note in favor of Ubixo Limited, January 2009

Zasis LLC Promissory Note in favor of Ubixo Limited, February 2009

Global Asset Fund Ltd. in favor of Ubixo Limited, February 2009

Global Asset Fund Ltd. in favor of Ubixo Limited, September 2007

Global Asset Fund Ltd. Promissory Note in favor of Ubixo Limited, July 1, 2010

European Securities Limited Promissory Note in favor of Ubixo Limited, April 16, 2010

Cityhub.com Inc. Agreement between Cityhub and M2 Global, Lt., dated April 7, 2010

IN WITNESS WHEREOF, this Amendment Number 1 to Stock Purchase Agreement has been duly executed and delivered by the parties hereto effective as of August 26, 2010.

ASSIGNOR	UBIXO LIMITED

	By:	/s/ Darren Rennick
Darren Rennick
President

ASSIGNEE	GEOTAG INC.

	By:	/s/ Antony Norris
Antony Norris
President